UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 28, 2008

                            FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)

         North Carolina                 000-22787               56-2028446
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
         incorporation)                  Number)          Identification Number)

                  6114 U.S. 301 South
               Four Oaks, North Carolina                         27524
        (Address of principal executive offices)               (Zip Code)

                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On July 28, 2008, William A. Turner resigned from the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") and Four Oaks Bank & Trust Company (the "Bank"), a wholly-owned subsidiary of the Company, in order to give attention to his business and family. Ayden Lee, the Company's Chairman, President and Chief Executive Officer, commented that "He has been a long-time supporter of Four Oaks Bank and an excellent advocate for our shareholders during his 8 year tenure on the Board of Directors."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FOUR OAKS FINCORP, INC.

                                                   By: Ayden R. Lee, Jr.
                                                       -----------------------
                                                       Ayden R. Lee, Jr.
                                                       Chairman, President, and
                                                       Chief Executive Officer

Date:   July 29, 2008